UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2002

                         BluePoint Linux Software Corp.
              (Exact  name  of  Registrant  as  specified  in  charter)

               Indiana                0-25797                35-2070348
   (State  or  other  jurisdiction  (Commission           (I.R.S.  Employer
         of  incorporation)         File  Number)        Identification  No.)

                      4F.,Xinyang Building,Bagua 4th Road,
               Futian District,Shenzhen, Guangdong Province, China
                    (Address of principal executive offices)

Registrant's  telephone  number,  including  area  code:  011867552405127


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.  ACQUISITION  AND  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a)  (1)     On  March _12___, 2002 the Registrant changed accountants from
                            ------
BDO International Certified Public Accountants, 111 Connaught Road Central, 29th Floor, Wing on Centre, Hong Kong; (852)254-5041 to Moores Rowland, 34/F, The Lee Gardens, 33 Hysan Avenue, Hong Kong; (852) 2909 563.

     (i) On February 28, 2002, the Registrant received a letter of resignation from its independent accountants, BDO International.

     (ii)During the past year and any subsequent interim period prior to the dismissal of BDO International , there were no reports on the financial statements of the Registrant containing any adverse opinion, or modified as to uncertainty, audit scope, or accounting principles, except for the report on the financial statements for the year ended December 31, 2000, which was modified as to a going concern uncertainty. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of the former auditor, would have caused them to make reference to the subject matter of the disagreement in connection with its report. The company has authorized the former accountant to respond fully to the inquiries.


     (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iv)  (A)     There  were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal year ended December 31, 2000.

(B)     Not  applicable;

(C)     Not  applicable;

(D)     Not  applicable;  and

(E)     Not  applicable.

     (2)     On  March  12_,  2002, the Registrant engaged Moores Rowland as its
                 ---------
independent  accountants.

     (i) The Registrant did not consult with Moores Rowland, its new independent accountants, regarding any matter prior to its engagement; and

     (ii)     Not  applicable.

     (3) The Registrant has provided to BDO International, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from BDO International, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

     (b)     Not  applicable.

ITEM  5.  OTHER  EVENT.

Not  applicable.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS.

Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Not  applicable.

     (b)     Not  applicable.

     (c) Exhibit "A". Letter from BDO International. regarding change of registrant's accountant.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March    28  ,  2002
                    ---


                              Bluepoint  Linux  Software  Corp.

                              By:/s/Yu  Deng

                              By  ---------------------------------------

                              Yu  Deng,  President,  Chairman  of  the  Board



Exhibit  "A"

               LETTER REGARDING CHANGE IN ACCOUNTANTS FOR FORM 8-K
               ---------------------------------------------------
                     B D O INTERNATIONAL L E T T E R H E A D

March  27,  2002
Securities  and  Exchange  Commission
450  5th  Street  N.W.
Washington,  D.C.  20549
Gentlemen:
We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on March 12, 2002, to be filed by our former client, Bluepoint Linux Software Corp. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very  truly  yours,
BDO  INTERNATIONAL